UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 28, 2017
(Date of earliest event reported)
_________________________
MARVELL TECHNOLOGY GROUP LTD.
(Exact name of registrant as specified in its charter)
 _________________________

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda
(Address of principal executive offices, including Zip Code)
(441) 296-6395
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                    Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

The information in Item 2.02 of this Current Report, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On November 28, 2017, Marvell Technology Group Ltd. (“Marvell”) issued a press release reporting its financial results for the third quarter of fiscal 2018 ended October 28, 2017. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Marvell will conduct a conference call on Tuesday, November 28, 2017 at 1:45 p.m. Pacific Time to discuss results for the third quarter of fiscal 2018. Interested parties may join the conference call by dialing 1-844-647-5488 or 1-615-247-0258, pass-code 4999449. The call will be webcast by Thomson Reuters and can be accessed at the Marvell Investor Relations website at http://investor.marvell.com/ with a replay available following the call until Wednesday, December 6, 2017.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release dated November 28, 2017, titled “Marvell Technology Group Ltd. Reports Third Quarter of Fiscal Year 2018 Financial Results”

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 28, 2017, titled “Marvell Technology Group Ltd. Reports Third Quarter of Fiscal Year 2018 Financial Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY GROUP LTD.

Date: November 28, 2017	By:	/s/ JEAN HU
Jean Hu
Chief Financial Officer